UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Gibraltar Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Alliance Fiber Optic Products, Inc. (the Company) announced that it will be holding a Special Meeting of Stockholders on October 21, 2013 at the Company’s principal executive offices, 275 Gibraltar Drive, Sunnyvale, California at 2:00 p.m. to consider and vote upon proposals to increase the number of shares of authorized Common Stock from 20,000,000 to 100,000,000 shares, to increase by 900,000 the number of shares of Common Stock available for issuance under the 2000 Stock Incentive Plan, and to adjourn the special meeting, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting to approve one or both of the other proposals. The full text of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit         Description

99.1 Press Release dated August 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By	/s/Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 30, 2013.